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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of report (Date of earliest event reported): April 6, 2005

                           --------------------------


                            ARROW INTERNATIONAL, INC.
                            -------------------------
             (Exact Name of Registrant as Specified in its Charter)


       Pennsylvania                  0-20212                   23-1969991
----------------------------      ------------               -------------
(State or Other Jurisdiction      (Commission              (I.R.S. Employer
     of Incorporation)            File Number)            Identification No.)


  2400 Bernville Road, Reading, Pennsylvania                      19605
----------------------------------------------            --------------------
   (Address of Principal Executive Offices)                     (Zip Code)


       Registrant's telephone number, including area code: (610) 378-0131
                                                          --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                            ARROW INTERNATIONAL, INC.



Item 2.02. Results of Operations and Financial Condition and Item 8.01. Other Events

On April 7, 2005, Arrow International, Inc. (the "Company") issued a press release announcing, among other things, that its Board of Directors has unanimously voted to discontinue the development, sales and marketing programs related to the Company's LionHeart Left Ventricular Assist System (LVAS).

As previously announced on March 21, 2005, there were no sales of the Company's LionHeart devices during either of the first two quarters of fiscal year 2005. As a result, the Company will make a provision in its second fiscal 2005 quarter of $2.1 million for LionHeart inventory in excess of anticipated requirements. In addition, based upon the Board of Directors' decision, the Company will write off in the second fiscal quarter ended February 28, 2005 its remaining investment in the LionHeart program, which includes $2.8 million in manufacturing equipment and components. The total write off of $4.9 million in the second quarter related to the LionHeart will be recorded to cost of sales and research and development expenses.

A copy of this press release is attached to this report as Exhibit 99.1 and is incorporated; herein by reference.


Item 9.01.  Financial Statements and Exhibits.


     (c)  Exhibits

Exhibit Number          Description
--------------          -----------

99.1                    Press release dated April 7, 2005 issued by
                        Arrow International, Inc.


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                            ARROW INTERNATIONAL, INC.


                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        ARROW INTERNATIONAL, INC.



Date: April 12, 2005                    By:    /s/ Frederick J. Hirt
                                               ---------------------------------

                                               Frederick J. Hirt
                                               Chief Financial Officer and
                                               Senior Vice President-Finance
                                               (Principal Financial Officer and
                                               Chief Accounting Officer)


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                                  EXHIBIT INDEX

EXHIBIT         DESCRIPTION
NUMBER          OF EXHIBIT                                      METHOD OF FILING
------          ----------                                      ----------------

99.1            Press release dated April 7, 2005 issued by      File herewith.
                Arrow International, Inc.


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